UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/29/2005

BJ Services Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10570

DE	63-0084140
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5500 Northwest Central Drive, Houston, TX 77092
(Address of Principal Executive Offices, Including Zip Code)

713-895-5624
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

BJ Services Company (BJS: NYSE, CBOE, PCX) announced on March 25, 2005 that it has called for the redemption of all of its outstanding Convertible Senior Notes due 2022. A copy of the press release and a form of the notice of redemption are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BJ Services Company

Date: March 29, 2005.	By:	/s/ T. M. Whichard
T. M. Whichard
Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release
EX-99.2	Form of Notice of Redemption